EXHIBIT 10.38
AMENDMENT NO. 2 TO LOAN,
GUARANTY AND SECURITY AGREEMENT
This Amendment No. 2 Loan, Guaranty and Security Agreement (this “Amendment”), dated as of December 20, 2010, is made by SANMINA-SCI CORPORATION, a Delaware corporation (“Sanmina”), HADCO CORPORATION, a Massachusetts corporation (“Hadco”), HADCO SANTA CLARA, INC., a Delaware corporation (“Hadco Santa Clara”), SANMINA-SCI SYSTEMS HOLDINGS, INC., a Delaware corporation (“SSCI Holdings”), SCI TECHNOLOGY, INC., an Alabama corporation (“SCI Technology”), SCIMEX, INC., an Alabama corporation (“Scimex”, and together with Sanmina, Hadco, Hadco Santa Clara, SSCI Holdings and SCI Technology, collectively, “Borrowers”), SANMINA-SCI SYSTEMS (CANADA) INC., a Nova Scotia limited company, and SCI BROCKVILLE CORP., a Nova Scotia unlimited company, each as a Designated Canadian Guarantor (as defined in the Loan Agreement referred to below), the financial institutions listed on the signature pages hereof as Lenders, and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (“Agent”).
RECITALS
Reference is hereby made to the Loan, Guaranty and Security Agreement dated as of November 19, 2008 (as amended pursuant to that certain Amendment No. 1 to Loan Guaranty and Security Agreement dated as of April 6, 2010, the “Loan Agreement”) among the Borrowers, the Designated Canadian Guarantors, the Lenders from time to time party thereto and the Agent.
The parties hereto agree to amend the Loan Agreement as set forth herein on the terms and conditions set forth herein.
AGREEMENT
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
1.Definitions.
Unless otherwise expressly defined herein, all capitalized terms used herein and defined in the Loan Agreement shall be used herein as so defined. Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Loan Agreement.
2.Amendments to Loan Agreement.

(a)The definition of “Accounts Formula Amount” in Section 1.1 is amended and restated in its entirety to read as follows:

“Accounts Formula Amount: the sum of (a) 85% of the Value of Eligible Accounts and (b) the lesser of (i) 65% of the Value of Eligible Foreign Accounts and (ii) 30% of the Borrowing Base, but in any event the amount determined pursuant to this subclause (b) shall be an amount not in excess of the amount determined pursuant to subclause (a) of this definition.”
(b)The definition of “Eligible Foreign Account” in Section 1.1 is amended by inserting the words “or a Designated Foreign Account Debtor, in each case” after the words “Foreign Account Debtor” in the first line thereof.

(c)Section 1.1 is further amended by inserting the following new definition in the appropriate alphabetical order:

“Designated Foreign Account Debtor: an Account Debtor (i) that is listed on Annex A to Amendment No. 2 to this Agreement, as such Annex A may be updated or supplemented from time to time with the written consent of the Required Lenders or (ii) that is not organized and does not have its principal offices or assets in the United States but whose controlling Affiliate is organized or has its principal offices or assets in the United States.”

3.Conditions Precedent. This Amendment shall become effective as of the date first above written (the “Amendment No. 2 Effective Date”) if on or before December 20, 2010, (a) the Agent shall have received counterparts of this Amendment executed by the Obligors and the Lenders (or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment); and (b) all fees and expenses due and payable under the Loan Agreement shall have been paid.

4.Representations and Warranties. Each Obligor hereby represents and warrants to the Agent and the Lenders that, as of the Amendment No. 2 Effective Date and after giving effect to this Amendment, (a) all representations and warranties set forth in the Loan Documents are true and correct in all material respects as if made again on and as of the Amendment No. 2 Effective Date (except for those which by their terms specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), (b) no Default or Event of Default has occurred and is continuing and (c) the Loan Agreement (as amended by this Amendment) and all other Loan Documents are and remain legal, valid, binding and enforceable obligations of the Obligors in accordance with the terms thereof except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles (regardless of whether enforcement is sought in equity or at law).

5.Reference to Agreement. Each of the Loan Documents, including the Loan Agreement and the Guaranty, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement, whether direct or indirect, shall mean a reference to the Loan Agreement as amended hereby. Each of this Amendment and Annex A hereto shall constitute a Loan Document.

6.Costs and Expenses. The Company shall pay on demand all reasonable costs and expenses of the Agent and the Lenders (including the reasonable fees, costs and expenses of counsel to the Agent and the Lenders) incurred in connection with the preparation, execution and delivery of this Amendment.

7.Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

8.Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.
BORROWERS:

SANMINA-SCI CORPORATION

By:    /s/ Robert K. Eulau
Name: Robert K. Eulau
Title:     Executive Vice President and Chief Financial Officer

HADCO CORPORATION
HADCO SANTA CLARA, INC.
SANMINA-SCI SYSTEMS HOLDINGS, INC.
SCI TECHNOLOGY, INC., for itself and as
successor-in-interest to SCIMEX, INC.

By:    /s/ Robert K. Eulau
Name: Robert K. Eulau
Title:     Executive Vice President and Chief Financial Officer

GUARANTORS:

SCI BROCKVILLE CORP.

By:    /s/ Christopher K. Sadeghian
Name: Christopher K. Sadeghian
Title:     Director

SANMINA-SCI SYSTEMS (CANADA) INC.

By:    /s/ Robert K. Eulau
Name: Robert K. Eulau
Title:     Executive Vice President and Chief Financial Officer

AGENT AND LENDERS:

BANK OF AMERICA, N.A.,
as Agent and Lender

By:    /s/ Stephen King
Name: Stephen King
Title: Senior Vice President

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as Lender

By:    /s/ Paul O'Leary
Name:     Paul O'Leary
Title:    Director

By:    /s/ Evelyn Thierry
Name:     Evelyn Thierry
Title:    Director

GOLDMAN SACHS LENDING PARTNERS
LLC, as Lender

By:    /s/ Lauren Day
Name:     Lauren Day
Title:    Authorized Signatory

MORGAN STANLEY SENIOR FUNDING,
INC., as Lender

By:    /s/ Sharon Bazbaz
Name: Sharon Bazbaz
Title:    Vice President

SIEMENS FINANCIAL SERVICE, INC.,
as Lender

By:    /s/ Anthony Casciano
Name: Anthony Casciano
Title:    Managing Director

By:    /s/ Douglas Maher
Name: Douglas Maher
Title:    Managing Director